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                                                                 EXHIBIT 99.1


GORDON & SILVER, LTD.
GERALD M. GORDON, ESQ.
Nevada Bar No. 0229
THOMAS H. FELL, ESQ.
Nevada Bar No. 3717
3960 Howard Hughes Parkway
Ninth Floor
Las Vegas, Nevada  89109
Telephone (702) 796-5555
Facsimile  (702) 369-2666
Email thf@gordonsilver.com

Attorneys for Aladdin Gaming, LLC

                      IN THE UNITED STATES BANKRUPTCY COURT

                           FOR THE DISTRICT OF NEVADA

In re:
                                                              Case No: BK-S-
ALADDIN GAMING, LLC,                                          Chapter 11
a Nevada limited liability company,

                                                              Date:
                                                              Time:
                   Debtor.

   ------------------------------------/


             EMERGENCY ORDER (I) AUTHORIZING POSTPETITION FINANCING
     ON A SECURED BASIS PURSUANT BASIS PURSUANT TO 11 U.S.C. SECTION 364(d),
      (II) GRANTING ADEQUATE PROTECTION PURSUANT TO 11 U.S.C. SECTIONS 363
                 AND 364, AND (III) SCHEDULING A FURTHER HEARING
                  PURSUANT TO BANKRUPTCY RULE 4001 (b) AND (c)

     Upon the motion (the "Motion") dated September 28, 2001, of Aladdin Gaming, LLC, as debtor and debtor in possession (the "Debtor"), as debtor and debtor-in-possession (the "Debtor" (a) seeking this Court's initial authorization pursuant to Sections 364(d)(1) of Title 11 of the Untied States Code, 11 U.S.C. Sections 101-1330 (as amended, the "Bankruptcy Code"), and Rules 2002, 4001(c) and 9014 of the Federal Rules of Bankruptcy Procedure (as amended, the "Bankruptcy Rules"), for the Debtor, among other things, (i) to obtain emergency secured postpetition financing (the "Initial Postpetition Financing") in an aggregate amount not to exceed of $9,000,000, subject to the Initial Documents (as defined below) and upon further proceeding at the Final Hearing (as defined below) and the entry of the Final Order (as defined below)


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aggregate principal amount not to exceed $50,000,000 (inclusive of a sublimit for letters of credit as determined by Debtor and Lenders), the "Final Postpetition Financing" and BNY Asset Solutions, LLC ("BNY"), as administrative agent and collateral agent (in both capacities, the "Agent"), the Bank of Nova Scotia ("Scotiabank"), as the syndication agent (in such capacity, the "Syndication Agent") and the lead arranger, and a syndicate of other financial institutions arranged by the Syndication Agent, as lenders (including Scotiabank, collectively, the "Lenders"), and for the Borrower to adopt, as Debtor, the Commitment Letter (and attached Term Sheet (including the Budget referred to therein)), dated September 28, 2001, copies of which are annexed hereto as exhibits (the "Initial Documents") as evidence of the terms and conditions of the Final Postpetition Financing pending the completion of loan documentation acceptable to the Agent and the Lenders and otherwise consistent with the Initial Documents, (ii) with regard to the Initial Postpetition Financing to grant the Agent and the Lenders, pursuant to Sections 364(d) of the Bankruptcy Code, senior security interests and liens in the Prepetition Collateral (as defined below) to secure the Debtor's obligations thereunder and
(iii) upon further proceedings in conjunction with the Final Postpetition Financing to grant the Agent and the Lenders, pursuant to Section 364(c)(1) of the Bankruptcy Code, priority in payment with respect to such obligations over any and all administrative expenses of the kinds specified in Sections 503(b) and 507(b) of the Bankruptcy Code, other than in respect of the Carve-Out (as defined below); (b) seeking this Court's authorization, pursuant to Section 363(c) of the Bankruptcy Code, to use the Cash Collateral (as defined below); and pursuant to Sections 361, 363(c) and 364(d) of the Bankruptcy Code, to provide adequate protection to the Prepetition Lenders (as defined below) with respect to an limited to any diminution in the value of the Prepetition Lenders' interest in the Prepetition Collateral (as defined below) resulting from the priming liens and security interests being granted herein pursuant to Section 364(d) of the Bankruptcy Code to secure the Postpetition Financing, the use of Cash Collateral, the use, the sale or lease of the Prepetition Collateral (other than the Cash Collateral) and the imposition of the automatic stay pursuant to
Section 362(a) of the Bankruptcy Code; (c) seeking an emergency hearing (the "Emergency Hearing") on the Motion to consider entry of an emergency order pursuant to


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Bankruptcy Rule 4001 (this "Order") authorizing the Borrower, among other things, to borrow from the Lenders under the Initial Postpetition Financing of Nine Million Dollars ($9,000,000), all upon the terms and conditions set forth in the Initial Documents and this Order; (d) requesting that an final hearing (the "Final Emergency Hearing") be scheduled, and that notice procedures in respect of the Final Emergency Hearing be established by this Court to consider entry of an final order pursuant to Bankruptcy Rule 4001 (the "Final Emergency Order") authorizing the Borrower, among other things, to borrow and obtain letters of credit from the Lenders under the Initial Postpetition Financing in the sum of Nine Million Dollars ($9,000,000), all upon the terms and conditions set forth in this Order and the use of Cash Collateral; and (e) requesting that a final hearing (the "Final Hearing') be scheduled, and that notice procedures in respect of the Final Hearing be established by this Court to consider entry of a final order (the "Final Order") authorizing on a final basis, among other things, the Final Postpetition; and the Emergency Hearing on the Motion having been held before this Court on September 28, 2001 pursuant to Bankruptcy Rule 4001(c)(2); and notice of the Motion and the Emergency Hearing having been given in accordance with Bankruptcy Rule 4001; and upon the entire record made at the Emergency Hearing, and this Court having found good and sufficient cause appearing therefor,

     IT IS HEREBY FOUND that:

     A. On September 28, 2001 (the "Filing Date"), the Debtor filed a voluntary petition for relief with this Court under chapter 11 of the Bankruptcy Code (the "Chapter 11 Case"). The Debtor is continuing in possession of its property, and operating and managing its business, as debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

     B. This Court has jurisdiction over the Chapter 11 Cases and the Motion pursuant to 28 U.S.C. Sections 157(b) and 1334. Consideration of the Motion constitutes a core proceeding as defined in 28 U.S.C. Section 157(b)(2).

     C. Pursuant to a Credit Agreement, dated as of February 26, 1998 (as amended, supplemented or otherwise modified prior to the Filing Date, the "Prepetition Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Prepetition Lenders"), Scotiabank, as the administrative agent for the Prepetition Lenders (in such capacity,


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the "Prepetition Agent"), Merrill Lynch Capital Corporation, as the syndication agent for the Prepetition Lenders and CIBC Oppenheimer Corp., as the documentation agent for the Prepetition Lenders, the Prepetition Lenders made loans to and/or provided other financial accommodations to the Debtor, to, INTER ALIA, construct and operate the Aladdin Hotel and Casino. All loans, financial accommodations and other amounts owing under, or in connection with, the Prepetition Credit Agreement and all collateral and ancillary documents executed in connection therewith (collectively, the "Prepetition Loan Documents") are hereinafter referred to as the Prepetition Loan Obligations." The collateral for the Prepetition Loan Obligations is generally all real and personal property consisting of the Aladdin Hotel and Casino as more particularly set forth in the Prepetition Loan Documents.

     D. The Prepetition Lenders assert that the Debtor's prepetition cash constitutes proceeds of the Prepetition Collateral and, therefore, is cash collateral of the Prepetition Lenders within the meaning of Section 363(a) of the Bankruptcy Code (the "Cash Collateral"). The Prepetition Lenders assert that they are entitled, pursuant to Sections 361 and 363(e) of the Bankruptcy Code, to adequate protection of their interest in the Prepetition Collateral, including for the priming of the Prepetition Lenders' liens on the Prepetition Collaterals, the use of the Cash Collateral, the use, sale or lease of the Prepetition Collateral other than the Cash Collateral, and the imposition of the automatic stay. The Debtor disputes such assertions. The Prepetition Lenders and Debtor have agreed to reserve all claims thereto and the granting to Debtor of a right to use Cash Collateral shall not prejudice any party in this regard.

     E. The Debtor does not have sufficient available sources of working capital and financing to operate their business in the ordinary course of business without the Initial Postpetition Financing and the use of the Cash Collateral. The Debtor's ability to maintain business relationships with their vendors, suppliers and customers, to pay their employees and otherwise finance their operations, is essential to the Debtor's continued viability. In addition, the Debtor's need for financing is immediate. In the absence of the Initial Postpetition Financing and the use of the Cash Collateral, the continued operation of the Debtor's businesses would not be possible, and serious and irreparable harm to the Debtor and its estate would occur. The


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preservation, maintenance and enhancement of the going-concern value of the
Debtor is of the utmost significance and importance to a successful reorganization of the Debtor under chapter 11 of the Bankruptcy Code and to the preservation of the Prepetition Collateral.

     F. Given the Debtor's current financial condition, financing arrangements and capital structure, regarding to the Initial Postpetition Financing, the Debtor cannot obtain unsecured credit allowable under Section 503(b)(1) of the Bankruptcy Code as an administrative expense. The Initial Postpetition Financing is not otherwise available without the Debtor (i) securing, pursuant to Section 364(d) of the Bankruptcy Code, such indebtedness and obligations with security interests in and liens on all of the Debtor's property as described below, and
(ii) providing for adequate protection of the Prepetition Lenders' interest a described below.

     G. Notice of the Emergency Hearing and the relief requested in the Motion has been given to (i) the Office of the United States Trustee; (ii) counsel to the Prepetition Lenders and the Prepetition Agent; and (iii) the creditors holding the 20 largest unsecured claims against the Debtor. No creditors' committee has been appointed in the Chapter 11 Case. Under the circumstances, such notice of the Emergency Hearing and the relief requested in the Motion complies with the requirements of Sections 102(1) and 364(d) of the Bankruptcy Code and Bankruptcy Rules 2002 and 4001(c).

     H. Based on the record made by the Debtor before this Court, the financing and adequate protection arrangements authorized hereunder for the Initial Postpetition Financing have been negotiated in good faith and at arm's-length among the Debtor, the Agent, the Lenders and the Prepetition Agent on behalf of itself and the Prepetition Lenders, and any credit extended, letters of credit issued and loans made to the Debtor pursuant to the Initial Documents is deemed to have been extended, issued or made, as the case may be, in good faith by the Lenders as required by, and within the meaning of, Section 364(e) of the Bankruptcy Code.

     I. Based on the record made by the Debtor before this Court, the terms of the Initial Postpetition Financing appear to be fair and reasonable, reflect the Debtor's exercise of prudent business judgment consistent with their fiduciary duties, and are supported by reasonably


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equivalent value and fair consideration. Among other things, the Initial
Postpetition Financing will minimize disputes and litigation over collateral values and non-consensual priming.

     J. The Debtor has requested immediate entry of this Order pursuant to Bankruptcy Rules 4001(b)(2) and 4001(c)(2). The permission granted herein to enter into the Initial Postpetition Financing and obtain funds thereunder, and to use the Cash Collateral, is necessary to avoid immediate and irreparable harm to the Debtor. This Court concludes that entry of this Order is in the best interest of the Debtor's respective estate and creditors as its implementation will, among other things, provide the Debtor with the necessary liquidity to sustain the operation of the Debtor's business and enhance the Debtor's prospects for a successful reorganization. The approval of the Initial Postpetition Financing will preserve the value of the Prepetition Collateral. A cessation of Debtor's operation would devalue the Prepetition Collateral in an amount in excess of the Initial Postpetition Financing.

     Based upon the foregoing findings and collusions, and upon the record made before this Court at the Emergency Hearing, and good and sufficient cause appearing therefor,

     IT IS HEREBY ORDERED that:

     1. The Motion, as it relates to approval of the Initial Postpetition Financing is granted.

     2. The Debtor is expressly authorized and empowered to confirm its agreement to the Initial Documents. The Debtor is authorized to comply with and perform all of the terms and conditions of the Initial Documents, and the Debtor is directed to repay amounts borrowed and reimburse obligations incurred, with interest, to the Lenders in accordance with and subject to the terms and conditions set forth in the Initial Documents and this Order. The Debtor is further authorized and directed to pay all facility, commitment and other fees and expenses, including, without limitation, all reasonable fees and expenses of professionals engaged by the Agent or any Lender, in accordance with the terms of the Initial Documents. All loans made under the Initial Documents (the "Loans") and interest thereon, and all fees, cost, expenses, indebtedness, obligations and liabilities of the Debtor to the Agent and the Lenders under the Initial Documents and this Order are hereinafter referred to as the "Obligations."


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     3. Debtor is expressly authorized to borrow from the Lenders, on the terms and subject to the conditions set forth in the Initial Documents and this Order, a total of $9,000,000 under the Initial Documents pending the Interim Hearing. The Debtor is authorized to use the proceeds of the Loans, to use the Cash Collateral and to request the issuance of Letters of Credit in the operation of the Debtor's business, PROVIDED that the proposed Loan, Letter of Credit or use of the Cash Collateral is consistent with the terms of the Initial Documents and this Order.

     4. If an Event of Default (as defined in the Initial Documents) occurs and is continuing, the Agent may terminate the Initial Postpetition Financing (the date of any such termination, the "Termination Date") and declare the Loans to be due and payable, and the automatic stay pursuant to Section 362(a) of the Bankruptcy Code shall be deemed lifted and modified, without further order of this Court (subject to the provisions of paragraph 10 below), to permit the Agent and the Lenders to exercise any and all of their rights and remedies under the Initial Documents and this Order. Notwithstanding anything herein to the contrary, no Loans, Letters of Credit, Collateral (as defined below), or Cash Collateral may be used to object to or contest in any manner, or raise any defenses to, the amount, validity, perfection, priority, extent or enforceability of the Prepetition Loan Obligations, the Obligations or the liens securing the Prepetition Loan Obligations or the Obligations, or to assert any claims or causes of action against the Prepetition Lenders, the Prepetition Agent, the Lenders or the Agent.

     5. As security for the Obligations, the Agent and the Lenders shall have and are hereby granted (effective upon the date of this Order and without the necessity of the recordation of mortgages, security agreements, pledge agreements, financing statements or otherwise) pursuant to Section 364(d)(1) of the Bankruptcy Code, a first priority, perfected lien ("Lien") upon all of the Debtor's rights, title and interest in, to and under the Prepetition Collateral, senior to the liens and security interests granted to secure the Prepetition Loan Obligations ("Collateral"). The Liens granted pursuant to this Order and the Initial Documents to the Agent for the benefit of the Lenders to secure the Obligations shall not (i) be subordinated to or made PARI PASSU with any other lien or security interest of (ii) be subject to any lien or security interest


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which is avoided and preserved for benefit of the Debtor's estates under Section
551 of the Bankruptcy Code.

     6. Consistent with Section 506(b) of the Bankruptcy Code, and as a condition to the Lenders' willingness to provide the Initial Postpetition Financing under the Initial Documents, all interest and all other fees and charges due on the outstanding Prepetition Loan Obligations shall accrue at the rate per annum rate set forth in the Prepetition Loan Documents.

     7. As adequate protection, through the date of the Interim Hearing the Debtor shall pay monthly, upon submission of invoices, the reasonable fees and expenses of the legal and financial advisors retained by the Prepetition Agent. To the extent not already paid, the Debtor is unauthorized and directed to pay all reasonable out-of-pocket costs and expenses incurred prior to the Filing Date by the Prepetition Agent (including, without limitation, the reasonable fees and disbursements of legal and financial advisors) in connection with the enforcement and protection of the rights of the Prepetition Lenders.

     8. In no event will the Lenders be subject to the equitable doctrine of "marshaling" or any other similar doctrine with respect to any Collateral. Neither the Agent nor the Lenders is required to record or file financing statements, mortgage, or give, file or serve notices of lien or similar instruments which otherwise may be required under federal or state law in any jurisdiction, or take any action, including taking possession, to validate and perfect the Liens. If, however, the Agent or any Lender, in their sole discretion, determines to file any such financing statements, mortgages, notices of lien or similar instruments, or to otherwise confirm perfection of such Liens, the Debtor shall cooperate with and assist in such process, the stay imposed by Section 362(a) of the Bankruptcy Code is lifted by this Order to allow the filing and recording of a certified copy of this Order or any such financing statements, notices of lien or similar instruments, and all such documents are deemed to have been filed or recorded at the time of and on the date of this Order.

     9. As long as any portion of the Obligations remains unpaid, or any Initial Documents remain in effect, it will constitute an Event of Default if (a) there is entered any order dismissing the Chapter 11 Case, converting the Chapter 11 Case to case under chapter 7 or


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appointing a chapter 11 trustee under Section 1104 or examiner with expanded powers beyond those set forth in Sections 1106(a)(3) and (4) of the Bankruptcy Code under Section 1106(b) of the Bankruptcy Code; (b) there is entered in the chapter 11 Cases or any subsequent chapter 7 case any order which authorizes under any section of the Bankruptcy Code, (i) the granting of any lien or security interest in any property of the Debtor in favor of any party other than the Agent and the Lenders that is equal or superior to that granted the Agent and the Lenders under this Order, (ii) the obtaining of credit or the incurring of indebtedness that is entitled to superpriority administrative status pursuant to Section 364(c)(1), (iii) authorizing the use by the Debtor of Cash Collateral other than an expressly set forth in this Order; (c) the Final Order is not entered within 35 days following the entry of the Emergency Order; (d) there is any material variance form the Budget, including any such variance indicated by the weekly budget update referenced above which does not receive Required DIP Lender approval; (e) there is entered any order amending, supplementing, staying, vacating, reversing or otherwise modifying the DIP Facility or the Orders approving the DIP Facility, without the Required DIP Lenders' prior written consent; (f) there is any attempt by the Debtor (other than by the Orders) to invalidate, reduce or otherwise impair any of the Prepetition Lenders' claims or any of the DIP Lenders' postpetition claims, or there is entered any Order which subjects the DIP Lenders' collateral to assessment pursuant to Section 506(b) of the Bankruptcy Code; (g) an Order is entered granting any creditor relief from the automatic stay to exercise rights with respect to property of the estate; (h) the Debtor fails to make the payments under the DIP Facility when due (subject to any applicable grace period), or fails to pay any undisputed, material postpetition taxes; (i) the Debtor breaches any covenant of the DIP Facility; or (j) the Debtor seeks any of the foregoing relief (or the Debtor or any other party proposes a plan that so provides); unless, in connection with any transaction cited in clause (i), (ii) or (iii) above, such order (or plan) requires that the Obligations will first be indefeasibly paid in fully (including cash collateralization of all Letters of Credit).

     10. Upon the occurrence and during the continuance of an Event of Default, the Agent may (or acting at the direction of the Required Lenders to the extent set forth in the Initial


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Documents will) exercise rights and remedies and take all or any of the following actions without further modification of the automatic stay pursuant to
Section 362 of the Bankruptcy Code (which is hereby deemed modified and vacated to the extent necessary to permit such exercise of rights and remedies and the taking of such actions) or further order of or application to this court: (a) terminate the Commitment to lend and thereafter cease to issue Letters of Credit or make Loans to the Debtor; (b) declare the principal of and accrued interest, fees and other liabilities constituting the Obligations to be due and payable;
(c) setoff amounts in any of the Debtor's accounts maintained with a Lender, or otherwise enforce rights against any other Collateral in the possession of the Agent or any Lender; and/or (d) take any other action or exercise any other right or remedy permitted to the Agent or the Lenders under the Initial Documents, this Order or by operation of law; PROVIDED, HOWEVER, the Agent and the Lenders may take the actions described in clauses (c) or (d) above only after providing three (3) business days' prior written notice to the Debtor, the United States Trustee, and any statutory committee(s) appointed in the Chapter 11 Cases.

     11. The Debtor is authorized to perform all acts, and execute and comply with the terms of such other documents, instruments and agreements in addition to the Initial Documents, as the Agent or the Lenders may reasonably require, as evidence of and for the protection of the Obligations, or which otherwise may be deemed reasonably necessary by the Agent of the Lenders to effectuate the terms and conditions of this Order and the Initial Documents. The Debtor, the Agent and the Lenders are hereby authorized to implement, in accordance with the terms of the Initial Documents or as they shall mutually agree, any modifications (including without limitation, any change in the number or composition of the Lenders) of the Initial Documents which are not material and adverse to the Debtor without further order of this Court.

     12. Having been found to be extending credit and making Loans to the Debtor in good faith, the Agent and the Lenders are entitled to the full protection of
Section 364(e) of the Bankruptcy Code with respect to the Obligations and the Liens created or authorized by this Order in the event that this Order or any authorization contained herein is stayed, vacated, reversed or modified on appeal. Any stay, modification, reversal or vacation of this Order shall


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not affect the validity of any obligation of the Debtor to the Agent or the
Lenders incurred pursuant to this Order. Notwithstanding any such stay, modification, reversal or vacation, all Loans made pursuant to this Order and the Initial Documents, all uses of the Cash Collateral and all Obligations incurred by the Debtor pursuant hereto or the Initial Documents and this Order prior to written notice to the Agent and the Prepetition Agent of the effective date of such stay, modification, reversal or vacation, shall be governed in all respects by the original provision hereof and hereof and the Agent, the Lenders, the Prepetition Agent and the Prepetition Lenders shall be entitled to all the rights, privileges and benefits, including without limitation, the security interests and priorities granted in the Initial Documents and this Order with respect to all such Obligations.

     13. The provisions of this Order and any actions taken pursuant hereto shall survive entry of any order which may be entered (a) confirming any plan of reorganization in the Chapter 11 Case (and the Obligations shall not be discharged by the entry of any such order of pursuant to Section 1141(d)(4) of the Bankruptcy Code, the Debtor having waiver such discharge); (b) converting the Chapter 11 Case to a chapter 7 case; or (c) dismissing of the Chapter 11 Case, and the terms and provisions of this Order as well as the Superpriority Claims and Liens granted pursuant to this Order and the Initial Documents shall continue in full force and effect notwithstanding the entry of such order, and such Superpriority Claims and Liens shall maintain their priority as provided by this Order until all of the Obligations and all obligations in respect of the matters set forth in paragraphs 6 above are indefeasibly paid in full and discharged.

     14. Notwithstanding anything herein, the entry of this Order is without prejudice to, and does not constitute a waiver of, expressly or implicitly, or otherwise impair, (x) any of the rights of the Prepetition Agent or the Prepetition Lenders under the Bankruptcy code or under non-bankruptcy law, including, without limitation, the right of the Prepetition Agent or the Prepetition lenders to (i) request additional adequate protection of their interests in the Prepetition Collateral or the collateral or relief from or modification of the automatic stay extant under Section 362 of the Bankruptcy Code, (ii) request conversion of any of the Chapter 11 Case to a case under chapter 7 of the bankruptcy Code, and (iii) propose, subject to the provisions of


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Section 1121 of the Bankruptcy Code, a chapter 11 plan (y) any of the rights, claims or privileges (whether legal, equitable or otherwise) of the Prepetition Agent or the Prepetition Lenders.

     15. The provisions of this Order shall be binding upon and inure to the benefit of the Agent, the Lenders, the Prepetition Agent, the Prepetition Lenders, the Debtor and their respective successors and assigns, including, without limitation, any Chapter 11 or Chapter 7 trustee or other fiduciary hereafter appointed as a legal representative of the Debtor or its estate.

     16. The Debtor shall, on or before October 1, 2001 mail copies of a notice of the entry of this Order, together with a copy of this Order and a copy of the Motion, to the parties having been given notice of the Emergency Hearing, to any party which has filed prior to such date a request for notices with this Court and to counsel for any statutory committee of unsecured creditors appointed pursuant to Section 1102 of the Bankruptcy code. The notice of entry of this Order shall state that any party in interest objecting to the Initial Postpetition Financing shall file written objections with the Clerk of the United States Bankruptcy Court for the District of Nevada no later than 4:00 p.m. on October 22, 2001 objections shall be served so that the same are received on or before such date by:
(a) Gordon & Silver, Ltd., Ninth Floor, 3960 Howard Hughes parkway, Las Vegas, Nevada, 89109, Attention: Gerald M. Gordon, counsel for the Debtor;
(b) Kaye Scholer LLP, 425 Park Avenue, New York, New York, 10022, Attention:
Michael Solow and Marc D. Rosenberg, co-counsel for the Agent and the Prepetition Agent; (c) Kolesar & Leatham, Wells Fargo Financial Center,
3320 West Sahara Avenue, Suite 380, Las Vegas, Nevada 89102, Attention: Nile Leatham, co-counsel for the Agent and the Prepetition Agent; and (d) the Office of the United States Trustee.

     17. To the extend that there is any inconsistency between the terms of this Order and the Initial Documents, this Order shall control.


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     18. A final hearing to consider the Postpetition Financing will be held on October 26, 2001 at 9:30__ m.

         DATED this 28 day of September, 2001


                                             Robert C. Jones
                                            -----------------------------------
                                             UNITED STATES BANKRUPTCY JUDGE

Prepared and submitted GORDON & SILVER, LTD.


By
  ------------------------------------------
GERALD M. GORDON, ESQ.
Nevada Bar No. 0229
THOMAS H. FELL, ESQ.
Nevada Bar No. 3717
3960 Howard Hughes Parkway
Ninth Floor
Las Vegas, Nevada  89109
         Attorneys for Aladdin Gaming, LLC



APPROVED/DISAPPROVED
KAYE SCHOLER, LLP


By
  ------------------------------------------
MICHAEL B. SOLOW, ESQ.
311 South Wacker Dr., #6200
Chicago, IL  60606
         Attorneys for the Bank Group



APPROVED/DISAPPROVED

KOLESAR & LEATHAM

By
  ----------------------------------
NILE LEATHAM, ESQ.
3320 W. Sahara Ave., #380
Las Vegas, NV 89102
         Attorneys for the Bank Group


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